Exhibit 99.(g)(ii)

September 28, 2022

State Street Bank and Trust Company

1 Lincoln St. 10th Floor

Boston, MA 02110

Attention: Kathy MacVarish, Senior Vice President

RE: Schwab Strategic Trust

Ladies and Gentlemen:

Reference is made to the Amended and Restated Master Custodian Agreement between us dated as of October 17, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of the following additional Schwab ETF, as defined in the Amendment to the Agreement dated as of October 8, 2009 (the “Amendment”):

Schwab Municipal Bond ETF

In accordance with Section 18.6 of the Amendment, we request that you act as Custodian with respect to the Schwab Municipal Bond ETF. A current Appendix A to the Agreement and Appendix B to the Amendment are attached hereto. In connection with such request, the Trust, on behalf of the Schwab Municipal Bond ETF, hereby confirms to you, as of the date hereof, the representations and warranties set forth in Section 18.7 of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to us and retaining one copy for your records.

[Signature page follows]

SCHWAB STRATEGIC TRUST

By:		/s/ Jonathan de St Paer
	Name:	Jonathan de St Paer
	Title:	President

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:		/s/ Stephen V. Russo
	Name:	Stephen V. Russo
	Title:	Vice President

Appendix A

to THE

AMENDED AND RESTATED Master Custodian Agreement

As of September 28, 2022

THE CHARLES SCHWAB FAMILY OF FUNDS
Schwab Value Advantage Money Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Municipal Money Fund
Schwab California Municipal Money Fund
Schwab New York Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab Treasury Obligations Money Fund
Schwab Variable Share Price Money Fund
Schwab Retirement Government Money Fund

SCHWAB INVESTMENTS
Schwab 1000 Index Fund
Schwab Tax-Free Bond Fund
Schwab California Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Opportunistic Municipal Bond Fund

SCHWAB CAPITAL TRUST
Schwab Core Equity Fund
Schwab International Opportunities Fund
Schwab Balanced Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental US Large Company Index Fund
Schwab Monthly Income Fund – Target Payout (formerly Schwab Monthly Income Fund – Moderate Payout)
Schwab Monthly Income Fund – Flexible Payout (formerly Schwab Monthly Income Fund – Enhanced Payout)
Schwab Monthly Income Fund – Income Payout (formerly Schwab Monthly Income Fund – Maximum Payout)
Schwab International Core Equity Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Mid-Cap Index Fund

SCHWAB ANNUITY PORTFOLIOS
Schwab Government Money Market Portfolio

SCHWAB STRATEGIC TRUST
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Small-Cap ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. REIT ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Aggregate Bond ETF
Schwab U.S. Dividend Equity ETF
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab 1000 Index ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Schwab Long-Term U.S. Treasury ETF
Schwab International Dividend Equity ETF
Schwab Ariel ESG ETF
Schwab Crypto Thematic ETF
Schwab Municipal Bond ETF

Appendix B

to THE AMENDMENT TO

AMENDED AND RESTATED Master Custodian Agreement

As of September 28, 2022

List of Schwab ETFs

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Small-Cap ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S REIT ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Aggregate Bond ETF
Schwab U.S. Dividend Equity ETF
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab 1000 Index ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Schwab Long-Term U.S. Treasury ETF
Schwab International Dividend Equity ETF
Schwab Ariel ESG ETF
Schwab Crypto Thematic ETF
Schwab Municipal Bond ETF